DIREXION SHARES ETF TRUST
Direxion Daily S&P Biotech Bear 3X Shares (LABD)
Direxion Daily Semiconductor Bear 3X Shares (SOXS)
Direxion Daily Communication Services Index Bear 3X Shares (MUTE)
Direxion Daily Consumer Discretionary Bear 3X Shares (PASS)
Direxion Daily Dow Jones Internet Bear 3X Shares (WEBS)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (DRIP)
(the “Funds”)

Supplement dated July 27, 2020 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)

After the close of the markets on August 27, 2020 (the “Record Date”), each Fund will affect reverse splits of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily S&P Biotech Bear 3X Shares	1 for 20	95%
Direxion Daily Semiconductor Bear 3X Shares	1 for 12	92%
Direxion Daily Communication Services Index Bear 3X Shares	1 for 10	90%
Direxion Daily Consumer Discretionary Bear 3X Shares	1 for 10	90%
Direxion Daily Dow Jones Internet Bear 3X Shares	1 for 10	90%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1 for 10	90%
As a result of these reverse splits, every twenty, twelve, or ten shares of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately twenty, twelve-, or ten-times higher for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on August 28, 2020.
A shareholder’s investment value will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-twenty, one-for-twelve, or one-for-ten reverse split anticipated for the Funds, as applicable and described above:
1-for-20 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	200	$ 10	$2,000
Post-Split	10	$200	$2,000
1-for-12 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$ 10	$1,200
Post-Split	10	$120	$1,200
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$ 10	$1,000
Post-Split	10	$100	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse splits and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Splits
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. A shareholder could recognize a gain or loss in connection with the redemption. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit after the split-adjusted NAV is struck on August 28, 2020.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.